                                 [LETTERHEAD]




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports dated, as listed in Appendix 1, with respect to the audits of the Partnerships listed in Appendix 1 for the years ended December 31, 1995 and 1996. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.


/s/ Robert Ercolini & Company LLP


Boston, Massachusetts
September 2, 1997

                                   APPENDIX 1

YEAR ENDED DECEMBER 31, 1995

Partnership                                               Report Date
- -----------------------------                             -------------------
2900 Van Ness Associates                                  March 1, 1996

7400 Roosevelt Investors                                  February 20, 1996

Ivanhoe Associates Limited Partnership and Monroeville    February 23, 1996
  Development Corporation

Ridge Carlton Associates Limited Partnership and          February 27, 1996
  Norco Associates

Norco Associates                                          February 27, 1996

Scotch Associates Limited Partnership and                 February 27, 1996
  Scotch Lane Associates

Scotch Lane Associates                                    February 27, 1996

Standart Woods Associates Limited Partnership             February 17, 1996


YEAR ENDED DECEMBER 31, 1996

Partnership                                               Report Date
- -----------                                               -----------
2900 Van Ness Associates                                  February 12, 1997

7400 Roosevelt Investors                                  February 7, 1997

Fairfax Associates Limited Partnership                    March 3, 1997

Ivanhoe Associates Limited Partnership and Monroeville    February 3, 1997
  Development Corporation                                 (except as to Note 5,
                                                          which is as of
                                                          March 17, 1997)

Ridge Carlton Associates Limited Partnership and          January 28, 1997
  Norco Associates

Norco Associates                                          January 28, 1997

River Loft Associates Limited Partnership and             February 4, 1997
  River Loft Apartments Limited Partnership

River Loft Apartments Limited Partnership                 February 4, 1997

Scotch Associates Limited Partnership and                 January 31, 1997
  Scotch Lane Associates

Scotch Lane Associates                                    January 31, 1997

Standart Woods Associates Limited Partnership             February 18, 1997

Wyntre Brooke Associates                                  February 10, 1997

                                 [LETTERHEAD]




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports (each of which expresses an unqualified opinion and includes an explanatory paragraph relating to the Partnership's ability to continue as a going concern) dated, as listed in Appendix 2, with respect to the audits of the Partnerships listed in Appendix 2 for the years ended December 31, 1995 and 1996. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.


/s/ Robert Ercolini & Company LLP


Boston, Massachusetts
September 2, 1997

                                   APPENDIX 2

YEAR ENDED DECEMBER 31, 1995

Partnership                                               Report Date
- -----------                                               -----------
Fairfax Associates Limited Partnership                    February 27, 1996

River Loft Associates Limited Partnership and             February 25, 1996
  River Loft Apartments Limited Partnership

River Loft Apartments Limited Partnership                 February 25, 1996

West Lake Arms Limited Partnership                        February 17, 1996

Wyntre Brooke Associates                                  February 17, 1996
                                                          (except as to Note 11,
                                                          which is as of
                                                          February 22, 1996)


YEAR ENDED DECEMBER 31, 1996

Partnership                                               Report Date
- -----------                                               -----------
West Lake Arms Limited Partnership                        February 28, 1997

Greater Hartford Associates Limited Partnership and       February 22, 1997
  Connecticut Colony Associates Limited Partnership

Connecticut Colony Associates Limited Partnership         February 22, 1997

                                 [LETTERHEAD]




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports (each of which expresses an unqualified opinion and includes an explanatory paragraph noting that the next remarketing date for the Bonds which finance the Project is to occur on April 1, 1997 at which date a deferred fee of $925,000 is payable to the issuer of the Letter of Credit that secures payments on the Bonds) dated, as listed in Appendix 3, with respect to the audits of the Partnerships listed in Appendix 3 for the year ended December 31, 1995. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.


/s/ Robert Ercolini & Company LLP


Boston, Massachusetts
September 2, 1997

                                   APPENDIX 3

YEAR ENDED DECEMBER 31, 1995

Partnership                                               Report Date
- -----------                                               -----------
Greater Hartford Associates Limited Partnership and       February 27, 1996
  Connecticut Colony Associates Limited Partnership       (except as to Note 6,
                                                          which is as of
                                                          April 12, 1996)

Connecticut Colony Associates Limited Partnership         February 27, 1996
                                                          (except as to Note 6,
                                                          which is as of
                                                          April 12, 1996)